UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23122

American Funds Emerging Markets Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Steven I. Koszalka

American Funds Emerging Markets Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Emerging Markets Bond Fund® Annual report for the year ended December 31, 2017

Find compelling
opportunities in
emerging markets
bonds with a
flexible approach.

American Funds Emerging Markets Bond Fund seeks to provide a high level of total return over the long term, of which current income is a large component.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2019. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2018, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 5.83% (5.82% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

7	Financial statements

34	Board of trustees and other officers

Fellow investors:

Emerging markets bonds rallied for much of American Funds Emerging Markets Bond Fund’s fiscal year. Improving global growth and higher prices for commodities helped support investor sentiment. The fund recorded a total return of 12.93% for the 12 months ended December 31, 2017.

Dividends were paid at each month-end during the period for a total of 61 cents a share. Fund investors who reinvested their dividends earned an income return of 6.43%. For those taking their dividends in cash, the figure was 6.26%. A capital gain of 2 cents a share was paid in December.

By way of comparison, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified* recorded a return of 10.26% over the same period. This index measures broad returns across U.S. dollar-denominated emerging markets bonds.

The fund portfolio’s greater emphasis on local currency bonds, including exposure to appreciating currencies such as the Polish zloty and South African rand, helped results relative to the dollar bond market index. Currency positioning is managed by emphasizing bonds issued in particular currencies, as well as through the use of derivatives such as currency forward contracts. Our selectivity in regard to countries and particular bonds — including a decision to exit investments in Venezuela earlier in 2017 — also helped.

Market overview

Investors largely shrugged off the U.S. Federal Reserve’s decision to raise interest rates in March, June and December. Prices for most commodities (crucial exports for some developing economies) advanced. Key oil benchmarks recorded gains in excess of 10% and ended the year above $60 a barrel.

Results at a glance

For periods ended December 31, 2017, with all distributions reinvested

	Cumulative total returns		Average annual total returns
			Lifetime
	6 months	1 year	(since 4/22/2016)

American Funds Emerging Markets Bond Fund (Class A shares)	3.61%	12.93%	8.44%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified*	3.82	10.26	8.00
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*	4.40	15.21	7.57
Lipper Emerging Markets Hard Currency Debt Funds Average†	3.74	10.67	8.68

*	The index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Emerging Markets Bond Fund	1

Amid a broad emerging markets rally, local currency bonds led the way — boosted by widespread currency appreciation against the U.S. dollar. The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*, climbed 15.21% in U.S. dollar terms. A 50%–50% blend of this local currency index and the dollar bond market index rose 12.74%.

In Mexico, local currency and dollar-denominated bonds notched 12-month gains of 12.12% and 11.95%, respectively. The peso strengthened 5% against the U.S. dollar. Later in the period, political uncertainty ahead of the July 2018 presidential election weighed on the currency.

Brazilian dollar-denominated bonds gained 13.24%. In U.S. dollar terms, local issues gained 14.82% — despite the fact that the real shed 2% over the 12 months. Though economic data was encouraging, there were plenty of ups and downs. Volatility struck in mid-2017 as President Michel Temer was accused of bribery and indicted on charges of corruption. Later, the legislative progress of a pensions overhaul — a key reform championed by the president — was delayed.

In Russia, the ruble appreciated 6%. Local currency and dollar-denominated bonds advanced 19.82% and 5.99%, respectively. Citing prospects for more muted inflation in the wake of reduced oil production, the Russian central bank loosened monetary policy. Interest rates were cut six times in 2017 for a total drop of 2.25 percentage points. The key interest rate currently stands at 7.75%.

Inside the portfolio

Of the 46 countries represented in the portfolio, Mexico, Brazil, South Africa, Russia, Turkey and Argentina figured prominently.

In Latin America, investments in local currency Brazilian government bonds were significantly reduced, though Brazil does remain one of the fund’s larger currency exposures. Investments in Mexico were also trimmed. The country’s upcoming presidential election and ongoing negotiations with the U.S. on the North American Free Trade Agreement (NAFTA) could trigger near-term volatility.

Attractive valuations in Africa and the Middle East prompted an increase in investments in domestic currency government bonds, including issues from Egypt, Turkey and Zambia. In Europe, fund holdings of Hungarian government bonds were reduced. Our research suggested inflation there could move higher.

Later in the period portfolio managers added to investments in Malaysian local government bonds. Despite gains, valuations for the Malaysian ringgit appear attractive. In India, structural reforms are setting the scene for good longer term return potential. That said, expectations for higher inflation and fiscal deterioration have helped push Indian bond yields higher. Portfolio managers are, therefore, continuing to monitor developments.

Looking ahead

A synchronized global recovery is underway, with industrial activity and trade both accelerating. Meanwhile, many emerging economies have reasonably strong fundamentals that have gained support from the upswing in commodity prices.

Adding to the constructive environment for bonds, emerging markets currencies mostly appear fairly valued or undervalued versus the U.S. dollar. And, on a historical basis, valuations for emerging markets bonds remain reasonable.

That said, we are mindful that investor demand for the asset class could be tested by the initiation of less accommodative monetary policies in the U.S. and Europe or further geopolitical instability emanating from North Korea, for example.

Following a period of broad gains, the fund’s portfolio managers do feel a degree of caution is merited. For instance, a lower exposure now seems more appropriate for certain currencies that appreciated significantly against the U.S. dollar in 2017.

Our research is uncovering some reasonable relative value in some local bond markets. Currently we are finding opportunities to seek value by favoring bonds of particular maturities or emphasizing inflation-linked issues in certain markets. We can also make use of derivative instruments such as forward currency contracts and interest rate swaps to help manage exposures when, for example, cash bonds are unavailable or not attractively priced.

Finally, we’d like to warmly welcome our many new investors. For those seeking a higher yielding fixed income investment that can also offer solid diversification potential for equities, we believe this fund is a compelling option.

Thank you for choosing to invest in American Funds Emerging Markets Bond Fund. We look forward to reporting to you again in six months’ time.

Cordially,

Robert H. Neithart

President

February 16, 2018

For current information about the fund, visit americanfunds.com.

*	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

2	American Funds Emerging Markets Bond Fund

The value of a $10,000 investment

How a $10,000 investment has fared for the period April 22, 2016, to December 31, 2017, with all distributions reinvested.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Results of the Lipper Emerging Markets Hard Currency Debt Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Thomson Reuters Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[3]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.
[4]	For the period April 22, 2016, commencement of fund operations, through April 30, 2016.

Total returns based on a $1,000 investment (for the period ended December 31, 2017)*

	1 year	Lifetime (since 4/22/16)

Class A shares	8.70%	6.02%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s gross expense ratio for Class A shares is 1.25%, and the net expense ratio is 1.00% as of the prospectus dated March 1, 2018 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least March 1, 2019. After that time, the adviser may elect at its discretion to extend, modify or terminate the reimbursement. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

American Funds Emerging Markets Bond Fund	3

Summary investment portfolio December 31, 2017

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	.27%
AAA/Aaa	.16
AA/Aa	.58
A/A	21.01
BBB/Baa	24.81
Below investment grade	33.66
Unrated	11.99
Short-term securities & other assets less liabilities	7.52

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 92.48%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 86.74%
Argentine Republic 2.26% 2038[1]		€1,750	$1,538
Argentine Republic 2.50%–27.28% 2020–2026[2,3]	ARS	126,739	6,738
Argentine Republic 0%–7.50% 2021–2035		$5,950	6,008
Bahrain (Kingdom of) 6.13%–6.75% 2022–2029[4]		6,400	6,597
Brazil (Federative Republic of) 0%–10.00% 2018–2045[3]	BRL	70,323	18,638
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 29.00% 2028[2]	ARS	42,400	2,278
Colombia (Republic of) 3.875% 2027		$800	815
Colombia (Republic of) 3.50%–7.50% 2021–2026[3]	COP	11,576,913	4,142
Dominican Republic 5.50%–7.50% 2021–2045[1,4]		$6,630	7,267
Dominican Republic 10.38%–11.50% 2023–2027	DOP	112,100	2,593
Egypt (Arab Republic of) 5.88%–8.50% 2025–2047[4]		$3,200	3,408
Ghana (Republic of) 19.00%–24.75% 2019–2026	GHS	11,320	2,909
Ghana (Republic of) 7.88%–8.13% 2023–2026[1,4]		$1,350	1,497
Guatemala (Republic of) 4.38%–4.88% 2026–2028		4,600	4,662
Honduras (Republic of) 6.25%–8.75% 2020–2027[4]		3,575	3,854
India (Republic of) 7.59%–8.60% 2021–2034	INR	766,950	12,320
Indonesia (Republic of) 3.38%–5.88% 2021–2026[4]		$2,100	2,286
Indonesia (Republic of) 7.00%–8.38% 2022–2036	IDR	122,155,000	9,783
Iraq (Republic of) 5.80%–6.75% 2023–2028[1,4]		$4,605	4,706
Jordan (Hashemite Kingdom of) 5.75% 2027[4]		2,400	2,387
Kenya (Republic of) 12.50% 2025[1]	KES	123,500	1,245
Kenya (Republic of) 5.88%–6.88% 2019–2024		$3,825	4,056
Malaysia (Federation of) 3.49%–4.79% 2020–2035	MYR	66,510	16,346
Nigeria (Federal Republic of) 6.50%–7.63% 2021–2047[4]		$4,140	4,408
Nigeria (Federal Republic of) 0%–16.39% 2018–2036	NGN	1,554,300	4,326
Pakistan (Islamic Republic of) 5.50%–8.25% 2021–2027[4]		$4,550	4,771
Panama (Republic of) 4.50% 2047[1]		3,100	3,345
Paraguay (Republic of) 4.70%–5.00% 2026–2027[4]		4,000	4,282

4	American Funds Emerging Markets Bond Fund

	Principal amount (000)		Value (000)
Peru (Republic of) 4.125% 2027		$2,965	$3,229
Peru (Republic of) 5.70%–6.95% 2024–2032	PEN	17,535	5,934
Poland (Republic of) 1.50%–5.75% 2020–2026	PLN	31,700	9,328
Poland (Republic of) 3.25%–4.00% 2024–2026		$4,700	4,935
Russian Federation 5.25% 2047		3,000	3,146
Russian Federation 6.70%–8.50% 2019–2031	RUB	971,750	17,456
South Africa (Republic of) 4.665% 2024		$1,500	1,537
South Africa (Republic of) 2.00%–10.50% 2025–2048[3]	ZAR	285,284	20,995
Sri Lanka (Democratic Socialist Republic of) 6.00%–6.83% 2019–2027[4]		$4,050	4,377
Thailand (Kingdom of) 1.49%–3.85% 2019–2026	THB	208,300	6,565
Turkey (Republic of) 2.00%–11.00% 2020–2026[3]	TRY	52,815	12,695
Turkey (Republic of) 4.25%–7.38% 2024–2026		$7,050	7,193
United Mexican States 4.00%–10.00% 2021–2046[3]	MXN	390,872	19,475
United Mexican States 4.15%–5.75% 2027–2110		$1,930	1,992
Other securities			22,831
			288,893

Corporate bonds & notes 5.47%
Energy 3.62%
KazMunayGas National Co JSC 4.75% 2027		2,300	2,429
Petrobras Global Finance Co. 4.38%–8.75% 2022–2115[4]		4,795	4,990
Petróleos Mexicanos 5.38%–6.88% 2021–2046[4]		1,690	1,836
Petróleos Mexicanos 7.19%–7.47% 2024–2026	MXN	56,670	2,552
Other securities			232
			12,039

Utilities 1.50%
State Grid Overseas Investment Ltd. 3.50% 2027[4]		$3,230	3,248
Other securities			1,751
			4,999

Materials 0.35%
Other securities			1,169

Total corporate bonds & notes			18,207

U.S. Treasury bonds & notes 0.27%

U.S. Treasury 0.27%
Other securities			896

Total bonds, notes & other debt instruments (cost: $303,495,000)			307,996

Short-term securities 6.42%

Argentinian Treasury Bills 2.14%–2.73% due 5/11/2018–7/13/2018		721	712
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.49% due 1/10/2018		6,000	5,997
Egyptian Treasury Bills 15.41%–17.40% due 1/9/2018–5/8/2018	EGP	113,750	6,221
General Electric Co. 1.42% due 1/2/2018		$4,950	4,949
Nigerian Treasury Bills 16.65%–17.91% due 3/8/2018–9/13/2018	NGN	1,349,225	3,502

Total short-term securities (cost: $21,292,000)			21,381
Total investment securities 98.90% (cost: $324,787,000)			329,377
Other assets less liabilities 1.10%			3,662

Net assets 100.00%			$333,039

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security which was pledged as collateral. The total value of pledged collateral was $255,000, which represented .08% of the net assets of the fund.

American Funds Emerging Markets Bond Fund	5

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2017 (000)
USD1,666	MXN30,200	JPMorgan Chase	1/4/2018	$131
USD627	BRL2,050	JPMorgan Chase	1/5/2018	9
USD325	INR21,000	Citibank	1/5/2018	(4)
USD1,880	TRY7,550	Bank of America, N.A.	1/5/2018	(108)
USD1,535	ZAR21,700	UBS AG	1/5/2018	(216)
USD458	INR29,700	HSBC Bank	1/8/2018	(6)
MXN15,536	USD830	JPMorgan Chase	1/10/2018	(42)
USD803	ILS2,800	JPMorgan Chase	1/11/2018	(2)
MXN10,212	USD545	Bank of America, N.A.	1/11/2018	(27)
USD3,590	BRL11,900	JPMorgan Chase	1/16/2018	11
USD1,180	BRL3,900	JPMorgan Chase	1/16/2018	7
USD386	INR25,000	Bank of America, N.A.	1/16/2018	(5)
USD1,315	INR84,900	Citibank	1/16/2018	(13)
USD606	IDR8,258,500	Citibank	1/22/2018	(1)
USD3,826	ZAR49,000	JPMorgan Chase	1/29/2018	(114)
USD1,116	ZAR14,300	Goldman Sachs	3/23/2018	(26)
USD1,053	INR69,900	Citibank	3/26/2018	(31)
USD121	EUR100	Bank of America, N.A.	12/13/2018	(2)
USD1,407	EUR1,170	Bank of America, N.A.	12/13/2018	(30)
				$(469)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
8.74%	DI-OVER-EXTRA Grupo	1/4/2021	BRL	8,200	$(6)	$—	$(6)
3-month USD-LIBOR	2.4775%	5/25/2047		$1,500	19	—	19
						$—	$13

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $40,517,000, which represented 12.17% of the net assets of the fund.

Key to abbreviations and symbols
ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
DI-OVER-EXTRA Grupo = Overnight Brazilian Interbank Deposit Rate
DOP = Dominican pesos
EGP = Egyptian pounds
EUR/€ = Euros
GHS = Ghanaian cedi
IDR = Indonesian rupiah
ILS = Israeli shekels
INR = Indian rupees
LIBOR = London Interbank Offered Rate
KES = Kenyan shillings
MXN = Mexican pesos
MYR = Malaysian ringgits
NGN = Nigerian naira
PEN = Peruvian nuevos soles
PLN = Polish zloty
RUB = Russian rubles
THB = Thai baht
TRY = Turkish lira
USD/$ = U.S. dollars
ZAR = South African rand

See Notes to Financial Statements

6	American Funds Emerging Markets Bond Fund

Financial statements

Statement of assets and liabilities at December 31, 2017	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $324,787)			$329,377
Cash			46
Cash denominated in currencies other than U.S. dollars (cost: $1,701)			1,703
Unrealized appreciation on open forward currency contracts			158
Receivables for:
Sales of investments	$130
Sales of fund’s shares	2,035
Interest	5,164
Other	21		7,350
			338,634
Liabilities:
Unrealized depreciation on open forward currency contracts			627
Payables for:
Purchases of investments	3,077
Repurchases of fund’s shares	849
Dividends on fund’s shares	421
Investment advisory services	154
Services provided by related parties	131
Trustees’ deferred compensation	—	*
Non-U.S. taxes	316
Variation margin on swap contracts	4
Other	16		4,968
Net assets at December 31, 2017			$333,039

Net assets consist of:
Capital paid in on shares of beneficial interest			$329,661
Distributions in excess of net investment income			(537)
Undistributed net realized gain			66
Net unrealized appreciation			3,849
Net assets at December 31, 2017			$333,039

See next page for footnote.

See Notes to Financial Statements

American Funds Emerging Markets Bond Fund	7

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (32,074 total shares outstanding)

		Shares	Net asset
	Net assets	outstanding	value per share
Class A	$203,401	19,589	$10.38
Class C	12,973	1,250	10.38
Class T	10	1	10.38
Class F-1	19,532	1,881	10.38
Class F-2	67,036	6,456	10.38
Class F-3	22,616	2,178	10.38
Class 529-A	3,808	367	10.38
Class 529-C	589	57	10.38
Class 529-E	382	37	10.38
Class 529-T	11	1	10.38
Class 529-F-1	723	70	10.38
Class R-1	96	9	10.38
Class R-2	375	36	10.38
Class R-2E	26	2	10.38
Class R-3	686	66	10.38
Class R-4	284	27	10.38
Class R-5E	26	2	10.38
Class R-5	282	27	10.38
Class R-6	183	18	10.38

*Amount less than one thousand.

See Notes to Financial Statements

8	American Funds Emerging Markets Bond Fund

Statement of operations for the year ended December 31, 2017	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $149)		$12,210
Fees and expenses*:
Investment advisory services	$994
Distribution services	405
Transfer agent services	166
Administrative services	39
Reports to shareholders	45
Registration statement and prospectus	323
Trustees’ compensation	— †
Auditing and legal	84
Custodian	67
Other	31
Total fees and expenses before reimbursements	2,154
Less other reimbursements	429
Total fees and expenses after reimbursements		1,725
Net investment income		10,485

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $56)	408
Forward currency contracts	140
Swap contracts	(31)
Currency transactions	(290)	227
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $271)	5,685
Forward currency contracts	(485)
Swap contracts	(34)
Currency translations	(2)	5,164
Net realized gain and unrealized appreciation		5,391

Net increase in net assets resulting from operations		$15,876

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

See Notes to Financial Statements

American Funds Emerging Markets Bond Fund	9

Statements of changes in net assets
	(dollars in thousands)

		For the period
		April 22,
	Year ended	2016* to
	December 31, 2017	December 31, 2016
Operations:
Net investment income	$10,485	$2,172
Net realized gain (loss)	227	(284)
Net unrealized appreciation (depreciation)	5,164	(1,315)
Net increase in net assets resulting from operations	15,876	573

Dividends, distributions and return of capital paid or accrued to shareholders:
Dividends from net investment income	(10,369)	(2,027)
Distributions from net realized gain on investments	(639)	—
Return of capital	—	(110)
Total dividends, distributions and return of capital paid or accrued to shareholders	(11,008)	(2,137)

Net capital share transactions	259,095	70,640

Total increase in net assets	263,963	69,076

Net assets:
Beginning of year	69,076	—
End of year (including distributions in excess of net investment income: $(537) and $(134), respectively)	$333,039	$69,076

*Commencement of operations.

See Notes to Financial Statements

10	American Funds Emerging Markets Bond Fund

Notes to financial statements

1. Organization

American Funds Emerging Markets Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide a high level of total return over the long term, of which current income is a large component.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge1)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	18 months for shares purchased on or after August 14, 2017.
[2]	Effective December 1, 2017.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American Funds Emerging Markets Bond Fund	11

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In

12	American Funds Emerging Markets Bond Fund

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At December 31, 2017, all of the fund’s investments were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

American Funds Emerging Markets Bond Fund	13

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

14	American Funds Emerging Markets Bond Fund

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $10,042,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $3,458,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts and interest rate swaps as of, or for the year ended, December 31, 2017 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$158	Unrealized depreciation on open forward currency contracts	$627
Swaps	Interest	Net unrealized appreciation*	19	Net unrealized depreciation*	6
			$177		$633

American Funds Emerging Markets Bond Fund	15

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$140	Net unrealized depreciation on forward currency contracts	$(485)
Swaps	Interest	Net realized loss on swap contracts	(31)	Net unrealized depreciation on swap contracts	(34)
			$109		$(519)

*	Includes cumulative appreciation/depreciation on interest rate swaps as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of forward currency contracts and interest rate swaps. For forward currency contracts, the program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps, the program calls for the fund to pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2017, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
JPMorgan Chase	$158	$(158)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$172	$—	$—	$—	$172
Citibank	49	—	—	—	49
Goldman Sachs	26	—			26
HSBC Bank	6	—	—	—	6
JPMorgan Chase	158	(158)	—	—	—
UBS AG	216	—	—	—	216
Total	$627	$(158)	$—	$—	$469

* Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

16	American Funds Emerging Markets Bond Fund

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and non-U.S. taxes on capital gains. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2017, the fund reclassified $518,000 from distributions in excess of net investment income to undistributed net realized gain, $1,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $34,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$545
Late year ordinary loss deferral*	(1,064)
Undistributed long-term capital gain	117
Gross unrealized appreciation on investments	10,199
Gross unrealized depreciation on investments	(5,712)
Net unrealized appreciation (depreciation) on investments	4,487
Cost of investments	324,434

*	This deferral is considered incurred in the subsequent year.

American Funds Emerging Markets Bond Fund	17

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2017						For the period April 22, 2016[1] to December 31, 2016
Share class	Ordinary income		Long-term capital gains		Total paid or accrued		Ordinary income		Return of capital		Total paid or accrued
Class A	$7,387		$196		$7,583		$1,962		$97		$2,059
Class B2	—	[3]	—		—	[3]	—	[3]	—	[3]	—	[3]
Class C4	280		13		293		5		1		6
Class T5	1		—	[3]	1
Class F-1[4]	358		19		377		6		1		7
Class F-2[4]	2,009		64		2,073		32		9		41
Class F-3[6]	408		22		430
Class 529-A4	115		4		119		7		1		8
Class 529-B2	—	[3]	—		—	[3]	—	[3]	—	[3]	—	[3]
Class 529-C4	21		1		22		1		—	[3]	1
Class 529-E4	11		—	[3]	11		1		—	[3]	1
Class 529-T5	1		—	[3]	1
Class 529-F-1[4]	31		1		32		1		—	[3]	1
Class R-1[4]	5		—	[3]	5		1		—	[3]	1
Class R-2[4]	20		—	[3]	20		5		1		6
Class R-2E4	2		—	[3]	2		1		—	[3]	1
Class R-3[4]	17		1		18		1		—	[3]	1
Class R-4[4]	6		—	[3]	6		1		—	[3]	1
Class R-5E4	2		—	[3]	2		1		—	[3]	1
Class R-5[4]	6		—	[3]	6		1		—	[3]	1
Class R-6[4]	7		—	[3]	7		1		—	[3]	1
Total	$10,687		$321		$11,008		$2,027		$110		$2,137

[1]	Commencement of operations.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	This share class began investment operations on July 29, 2016
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.570% of average daily net assets. For the year ended December 31, 2017, the investment advisory services fee was $994,000.

Miscellaneous fee reimbursements — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund during its startup period. This reimbursement may be adjusted or discontinued by CRMC, subject to any restrictions in the fund’s prospectus. For the year ended December 31, 2017, total fees and expenses reimbursed by CRMC were $429,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide

18	American Funds Emerging Markets Bond Fund

to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Funds Emerging Markets Bond Fund	19

For the year ended December 31, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$323		$110		$12		Not applicable
Class B1	—	[2]	—	[2]	Not applicable		Not applicable
Class C	52		5		3		Not applicable
Class T3	—		—	[2]	—	[2]	Not applicable
Class F-1	14		7		3		Not applicable
Class F-2	Not applicable		34		16		Not applicable
Class F-3[4]	Not applicable		7		3		Not applicable
Class 529-A	6		2		1		$1
Class 529-B1	—		—	[2]	—	[2]	—	[2]
Class 529-C	4		—	[2]	—	[2]	—	[2]
Class 529-E	1		—	[2]	—	[2]	—	[2]
Class 529-T3	—		—	[2]	—	[2]	—	[2]
Class 529-F-1	—		1		1		1
Class R-1	1		—	[2]	—	[2]	Not applicable
Class R-2	3		—	[2]	—	[2]	Not applicable
Class R-2E	—		—	[2]	—	[2]	Not applicable
Class R-3	1		—	[2]	—	[2]	Not applicable
Class R-4	—	[2]	—	[2]	—	[2]	Not applicable
Class R-5E	Not applicable		—	[2]	—	[2]	Not applicable
Class R-5	Not applicable		—	[2]	—	[2]	Not applicable
Class R-6	Not applicable		—	[2]	—	[2]	Not applicable
Total class-specific expenses	$405		$166		$39		$2

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Amount less than one thousand.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2017.

20	American Funds Emerging Markets Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount		Shares		Amount		Shares		Amount	Shares	Amount	Shares

For the year ended December 31, 2017

Class A	$158,897		15,329		$4,366		420		$(21,688)	(2,084)	$141,575	13,665
Class B2	—	[3]	—	[3]	—	[3]	—	[3]	(10)	(1)	(10)	(1)
Class C	13,747		1,321		285		28		(1,771)	(171)	12,261	1,178
Class T4	10		1		—		—		—	—	10	1
Class F-1	20,326		1,966		375		36		(2,425)	(234)	18,276	1,768
Class F-2	73,440		7,097		2,041		197		(17,034)	(1,634)	58,447	5,660
Class F-3[5]	24,112		2,307		361		35		(1,698)	(164)	22,775	2,178
Class 529-A	3,227		311		118		12		(275)	(26)	3,070	297
Class 529-B2	—		—		—	[3]	—	[3]	(11)	(1)	(11)	(1)
Class 529-C	617		60		22		2		(236)	(23)	403	39
Class 529-E	295		28		12		1		(22)	(2)	285	27
Class 529-T4	10		1		—	[3]	—	[3]	—	—	10	1
Class 529-F-1	1,041		100		31		3		(454)	(44)	618	59
Class R-1	14		1		3		—	[3]	— [3]	— [3]	17	1
Class R-2	243		24		20		1		(205)	(20)	58	5
Class R-2E	—		—		—		—		—	—	—	—
Class R-3	682		66		15		1		(56)	(5)	641	62
Class R-4	293		29		5		—		(39)	(4)	259	25
Class R-5E	—		—		—		—		—	—	—	—
Class R-5	275		26		5		1		(19)	(2)	261	25
Class R-6	169		16		6		1		(25)	(2)	150	15
Total net increase (decrease)	$297,398		28,683		$7,665		738		$(45,968)	(4,417)	$259,095	25,004

For the period April 22, 2016[6] to December 31, 2016

Class A	$60,467		6,040		$110		11		$(1,282)	(127)	$59,295	5,924
Class B7	10		1		—		—		—	—	10	1
Class C7	761		76		5		1		(46)	(5)	720	72
Class F-1[7]	1,517		153		7		1		(393)	(41)	1,131	113
Class F-2[7]	7,889		804		40		4		(117)	(12)	7,812	796
Class 529-A7	710		69		9		1		(3)	—3	716	70
Class 529-B7	10		1		—	[3]	—	[3]	—	—	10	1
Class 529-C7	175		18		2		—	[3]	—	—	177	18
Class 529-E7	97		10		2		—	[3]	—	—	99	10
Class 529-F-1[7]	106		11		1		—	[3]	—	—	107	11
Class R-1[7]	75		8		—	[3]	—	[3]	—	—	75	8
Class R-2[7]	308		31		4		—	[3]	—	—	312	31
Class R-2E7	25		2		—		—		—	—	25	2
Class R-3[7]	45		4		—	[3]	—	[3]	—	—	45	4
Class R-4[7]	25		2		—		—		—	—	25	2
Class R-5E7	25		2		—		—		—	—	25	2
Class R-5[7]	25		2		—		—		—	—	25	2
Class R-6[7]	31		3		—	[3]	—	[3]	— [3]	— [3]	31	3
Total net increase (decrease)	$72,301		7,237		$180		18		$(1,841)	(185)	$70,640	7,070

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Commencement of operations.
[7]	This share class began investment operations on July 29, 2016.

American Funds Emerging Markets Bond Fund	21

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $290,098,000 and $55,265,000, respectively, during the year ended December 31, 2017.

10. Ownership concentration

At December 31, 2017, CRMC held 14% of the fund’s outstanding shares. The ownership represents the seed money invested in the fund when it began operations on April 22, 2016.

22	American Funds Emerging Markets Bond Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class A:
12/31/2017	$9.77	$.62	$.62	$1.24	$(.61)	$(.02)	$—	$(.63)	$10.38	12.93%	$203,401	1.25%		1.01%		6.00%
12/31/2016[4,5]	10.00	.40	(.24)	.16	(.37)	—	(.02)	(.39)	9.77	1.58 [6,7]	57,872	1.00	[7,8]	.93	[7,8]	5.74	[7,8]
Class C:
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)	—	(.55)	10.38	12.08	12,973	2.04		1.78		5.19
12/31/2016[4,9]	10.19	.22	(.43)	(.21)	(.20)	—	(.01)	(.21)	9.77	(2.09)[6]	703	.80	[6]	.73	[6]	2.26	[6]
Class T:
12/31/2017[4,10]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.45 [6,7]	10	1.04	[7,8]	.79	[7,8]	6.20	[7,8]
Class F-1:
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)	—	(.63)	10.38	12.87	19,532	1.35		1.05		5.98
12/31/2016[4,9]	10.19	.25	(.44)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.86)[6]	1,105	.55	[6]	.46	[6]	2.54	[6]
Class F-2:
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.14	67,036	1.04		.79		6.20
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.81)[6]	7,778	.58	[6]	.42	[6]	2.54	[6]
Class F-3:
12/31/2017[4,11]	9.91	.60	.48	1.08	(.59)	(.02)	—	(.61)	10.38	11.13 [6]	22,616	1.08	[8]	.80	[8]	6.19	[8]
Class 529-A:
12/31/2017	9.77	.61	.62	1.23	(.60)	(.02)	—	(.62)	10.38	12.79	3,808	1.39		1.15		5.87
12/31/2016[4,9]	10.19	.25	(.44)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.88)[6]	688	.56	[6]	.49	[6]	2.52	[6]

See end of table for footnotes.

American Funds Emerging Markets Bond Fund	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2017	$9.77	$.54	$.62	$1.16	$(.53)	$(.02)	$—	$(.55)	$10.38	12.06%[7]	$589	2.03%[7]		1.80%[7]		5.21%[7]
12/31/2016[4,9]	10.19	.23	(.43)	(.20)	(.21)	—	(.01)	(.22)	9.77	(1.99)[6,7]	172	.72	[6,7]	.64	[6,7]	2.31	[6,7]
Class 529-E:
12/31/2017	9.77	.60	.62	1.22	(.59)	(.02)	—	(.61)	10.38	12.71	382	1.47		1.24		5.76
12/31/2016[4,9]	10.19	.24	(.43)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.89)[6,7]	93	.55	[6,7]	.49	[6,7]	2.40	[6,7]
Class 529-T:
12/31/2017[4,10]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.40 [6,7]	11	1.10	[7,8]	.85	[7,8]	6.14	[7,8]
Class 529-F-1:
12/31/2017	9.77	.63	.63	1.26	(.63)	(.02)	—	(.65)	10.38	13.12	723	1.08		.85		6.11
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.78)[6]	105	.47	[6]	.37	[6]	2.55	[6]
Class R-1:
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.37 [7]	96	1.73	[7]	1.52	[7]	5.51	[7]
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.77)[6,7]	74	.40	[6,7]	.36	[6,7]	2.49	[6,7]
Class R-2:
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.39 [7]	375	1.71	[7]	1.50	[7]	5.52	[7]
12/31/2016[4,9]	10.19	.23	(.43)	(.20)	(.21)	—	(.01)	(.22)	9.77	(1.99)[6,7]	298	.68	[6,7]	.62	[6,7]	2.34	[6,7]
Class R-2E:
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29 [7]	26	1.01	[7]	.70	[7]	6.33	[7]
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.77)[6,7]	24	.39	[6,7]	.35	[6,7]	2.46	[6,7]

24	American Funds Emerging Markets Bond Fund

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class R-3:
12/31/2017	$9.77	$.59	$.63	$1.22	$(.59)	$(.02)	$—	$(.61)	$10.38	12.70%	$686	1.52%		1.27%		5.73%
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.81)[6,7]	43	.46	[6,7]	.41	[6,7]	2.47	[6,7]
Class R-4:
12/31/2017	9.77	.63	.62	1.25	(.62)	(.02)	—	(.64)	10.38	13.03	284	1.22		.96		6.03
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[6,7]	24	.39	[6,7]	.35	[6,7]	2.46	[6,7]
Class R-5E:
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29	26	.99		.69		6.33
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[6]	24	.39	[6]	.35	[6]	2.46	[6]
Class R-5:
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.23	282	1.00		.74		6.27
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[6]	24	.38	[6]	.34	[6]	2.47	[6]
Class R-6:
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.17	183	1.00		.79		6.20
12/31/2016[4,9]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.78)[6]	30	.41	[6]	.37	[6]	2.48	[6]

	Year ended December 31, 2017	For the period 4/22/2016 to 12/31/2016[4,5,6]
Portfolio turnover rate for all share classes	35%	43%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed a portion of other fees and expenses.
[4]	Based on operations for a period that is less than a full year.
[5]	For the period April 22, 2016, commencement of operations, through December 31, 2016.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Annualized.
[9]	This share class began investment operations on July 29, 2016.
[10]	Class T and 529-T shares began investment operations on April 7, 2017.
[11]	Class F-3 shares began investment operations on January 27, 2017.

See Notes to Financial Statements

American Funds Emerging Markets Bond Fund	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Emerging Markets Bond Fund (the “Fund”), including the summary investment portfolio, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period April 22, 2016 (commencement of operations) to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period April 22, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California

February 16, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

26	American Funds Emerging Markets Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2017, through December 31, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Emerging Markets Bond Fund	27

	Beginning account value 7/1/2017	Ending account value 12/31/2017	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,036.06	$5.13	1.00%
Class A – assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class C – actual return	1,000.00	1,032.00	9.12	1.78
Class C – assumed 5% return	1,000.00	1,016.23	9.05	1.78
Class T – actual return	1,000.00	1,037.16	4.16	.81
Class T – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class F-1 – actual return	1,000.00	1,035.86	5.39	1.05
Class F-1 – assumed 5% return	1,000.00	1,019.91	5.35	1.05
Class F-2 – actual return	1,000.00	1,037.30	3.95	.77
Class F-2 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Class F-3 – actual return	1,000.00	1,037.34	4.11	.80
Class F-3 – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 529-A – actual return	1,000.00	1,035.32	5.90	1.15
Class 529-A – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Class 529-C – actual return	1,000.00	1,031.88	9.32	1.82
Class 529-C – assumed 5% return	1,000.00	1,016.03	9.25	1.82
Class 529-E – actual return	1,000.00	1,034.77	6.46	1.26
Class 529-E – assumed 5% return	1,000.00	1,018.85	6.41	1.26
Class 529-T – actual return	1,000.00	1,036.83	4.47	.87
Class 529-T – assumed 5% return	1,000.00	1,020.82	4.43	.87
Class 529-F-1 – actual return	1,000.00	1,036.86	4.42	.86
Class 529-F-1 – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class R-1 – actual return	1,000.00	1,033.31	7.89	1.54
Class R-1 – assumed 5% return	1,000.00	1,017.44	7.83	1.54
Class R-2 – actual return	1,000.00	1,033.23	7.94	1.55
Class R-2 – assumed 5% return	1,000.00	1,017.39	7.88	1.55
Class R-2E – actual return	1,000.00	1,037.68	3.60	.70
Class R-2E – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class R-3 – actual return	1,000.00	1,034.64	6.62	1.29
Class R-3 – assumed 5% return	1,000.00	1,018.70	6.56	1.29
Class R-4 – actual return	1,000.00	1,036.21	5.08	.99
Class R-4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class R-5E – actual return	1,000.00	1,037.71	3.60	.70
Class R-5E – assumed 5% return	1,000.00	1,021.68	3.57	.70
Class R-5 – actual return	1,000.00	1,037.40	3.80	.74
Class R-5 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class R-6 – actual return	1,000.00	1,037.27	3.90	.76
Class R-6 – assumed 5% return	1,000.00	1,021.37	3.87	.76

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2017:

Foreign taxes	$0.005 per share
Foreign source income	$0.38 per share
Long-term capital gains	$323,000
U.S. government income that may be exempt from state taxation	$15,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

28	American Funds Emerging Markets Bond Fund

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American Funds Emerging Markets Bond Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2015	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	80	General Finance Corporation
James G. Ellis, 1947	2015	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	80	Mercury General Corporation
Nariman Farvardin, PhD, 1956	2018	President, Stevens Institute of Technology	77	None
Leonard R. Fuller, 1946	2015	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	80	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	77	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2015	Private investor	80	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	79	Mastercard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2015	Chair, California Jump$tart Coalition for Personal Financial Literacy; Part-time faculty, Pomona College; former Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	76	None
Frank M. Sanchez, 1943	2015	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	76	None
Margaret Spellings, 1957	2015	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	81	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	67	None

We are deeply saddened by the loss of Dr. Steadman Upham, who passed away on July 30, 2017. Dr. Upham served as an independent trustee on the boards of several American Funds since 2001. His wise counsel and friendship will be missed.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	22	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	18	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	American Funds Emerging Markets Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert H. Neithart, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6];
		Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Kirstie Spence, 1973 Senior Vice President	2015	Director, Capital Research Company;[6] Vice President and Director, Capital International Limited;[6] Partner — Capital Fixed Income Investors, Capital International Limited[6]
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Emerging Markets Bond Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

Bank of New York Mellon
One Wall Street
New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Emerging Markets Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2017, portfolio of American Funds Emerging Markets Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Funds Emerging Markets Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American Funds Emerging Markets Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds from Capital Group

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$28,000
2017	$77,000

b) Audit-Related Fees:
2016	None
2017	None

c) Tax Fees:
2016	None
2017	$3,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,098,000
2017	$1,429,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	None
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,244,000 for fiscal year 2016 and $1,518,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Emerging Markets Bond Fund®

Investment portfolio

December 31, 2017

Bonds, notes & other debt instruments 92.48% Bonds & notes of governments & government agencies outside the U.S. 86.74%	Principal amount (000)	Value (000)
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 27.277% 20201	ARS12,000	$684
Argentine Republic 2.50% 20212	40,599	2,079
Argentine Republic 6.875% 2021	$2,800	3,054
Argentine Republic 18.20% 2021	ARS1,515	84
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 22.548% 20221	70,500	3,776
Argentine Republic 7.50% 2026	$2,550	2,891
Argentine Republic 15.50% 2026	ARS2,125	115
Argentine Republic 0% 2035	$600	63
Argentine Republic 2.26% 20383	€1,750	1,538
Armenia (Republic of) 7.15% 20254	$1,400	1,601
Bahrain (Kingdom of) 6.125% 2022	2,500	2,619
Bahrain (Kingdom of) 6.125% 2023	2,400	2,496
Bahrain (Kingdom of) 6.75% 20294	1,500	1,482
Belarus (Republic of) 6.875% 20234	1,020	1,101
Brazil (Federative Republic of) 0% 2018	BRL1,700	512
Brazil (Federative Republic of) 10.00% 2018	1,000	287
Brazil (Federative Republic of) 0% 2020	21,900	5,379
Brazil (Federative Republic of) 0% 2021	19,000	4,194
Brazil (Federative Republic of) 10.00% 2021	5,000	1,553
Brazil (Federative Republic of) 6.00% 20232	6,777	2,120
Brazil (Federative Republic of) 10.00% 2023	8,440	2,578
Brazil (Federative Republic of) 10.00% 2025	3,425	1,032
Brazil (Federative Republic of) 6.00% 20452	3,081	983
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 29.00% 20281	ARS42,400	2,278
Chile (Banco Central de) 4.50% 2026	CLP645,000	1,050
Colombia (Republic of) 3.875% 2027	$800	815
Colombia (Republic of), Series UVL, 3.50% 20212	COP1,964,713	724
Colombia (Republic of), Series B, 7.00% 2022	4,989,400	1,760
Colombia (Republic of), Series B, 7.50% 2026	4,622,800	1,658
Cote d’Ivoire (Republic of) 5.375% 20244	$900	918
Cote d’Ivoire (Republic of) 5.75% 20323	290	290
Cote d’Ivoire (Republic of) 6.125% 20333,4	1,000	1,019
Dominican Republic 7.50% 20213	550	602
Dominican Republic 10.50% 2023	DOP79,300	1,832
Dominican Republic 11.50% 2024	10,000	237
Dominican Republic 5.50% 2025	$2,180	2,314
Dominican Republic 6.875% 20264	1,200	1,371
Dominican Republic 6.875% 2026	500	571
Dominican Republic 10.375% 2026	DOP9,600	213
Dominican Republic 5.95% 20274	$1,600	1,732
Dominican Republic 11.25% 2027	DOP13,200	311
Dominican Republic 6.85% 20454	$600	677
Egypt (Arab Republic of) 5.875% 2025	1,500	1,517
Egypt (Arab Republic of) 7.50% 20274	1,500	1,661
Egypt (Arab Republic of) 8.50% 20474	200	230
European Bank for Reconstruction & Development 7.375% 2019	IDR7,190,000	542
Ghana (Republic of) 21.00% 2019	GHS400	92

American Funds Emerging Markets Bond Fund — Page 1 of 7

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Ghana (Republic of) 24.00% 2019	GHS105	$26
Ghana (Republic of) 24.75% 2019	500	118
Ghana (Republic of) 21.00% 2020	590	140
Ghana (Republic of) 24.75% 2021	6,495	1,740
Ghana (Republic of) 7.875% 2023	$650	716
Ghana (Republic of) 19.75% 2024	GHS1,100	271
Ghana (Republic of) 8.125% 20263,4	$700	781
Ghana (Republic of) 19.00% 2026	GHS2,130	522
Guatemala (Republic of) 4.50% 2026	$400	406
Guatemala (Republic of) 4.375% 2027	2,700	2,700
Guatemala (Republic of) 4.875% 2028	1,500	1,556
Honduras (Republic of) 8.75% 2020	400	450
Honduras (Republic of) 6.25% 20274	2,975	3,190
Honduras (Republic of) 6.25% 2027	200	214
Hungary 5.375% 2024	290	329
India (Republic of) 7.80% 2021	INR119,300	1,915
India (Republic of) 8.60% 2028	240,300	4,016
India (Republic of) 7.59% 2029	182,000	2,847
India (Republic of) 7.61% 2030	144,350	2,256
India (Republic of) 7.73% 2034	81,000	1,286
Indonesia (Republic of) 4.875% 20214	$200	214
Indonesia (Republic of) 3.375% 2023	500	506
Indonesia (Republic of) 5.875% 2024	800	913
Indonesia (Republic of) 4.75% 2026	600	653
Indonesia (Republic of), Series 61, 7.00% 2022	IDR10,000,000	769
Indonesia (Republic of), Series 70, 8.375% 2024	42,791,000	3,513
Indonesia (Republic of), Series 56, 8.375% 2026	7,050,000	589
Indonesia (Republic of), Series 59, 7.00% 2027	44,889,000	3,477
Indonesia (Republic of), Series 72, 8.25% 2036	17,425,000	1,435
Iraq (Republic of) 6.752% 20234	$4,355	4,464
Iraq (Republic of) 5.80% 20283	250	242
Israel (State of) 2.00% 2027	ILS2,500	740
Israel (State of) 5.50% 2042	300	128
Jamaica 8.00% 20393	$1,230	1,512
Jordan (Hashemite Kingdom of) 6.125% 2026	200	206
Jordan (Hashemite Kingdom of) 5.75% 20274	2,400	2,387
Kazakhstan (Republic of) 5.125% 2025	300	335
Kazakhstan (Republic of) 6.50% 2045	500	643
Kenya (Republic of) 5.875% 2019	800	827
Kenya (Republic of) 6.875% 2024	3,025	3,229
Kenya (Republic of) 12.50% 20253	KES123,500	1,245
Kuwait (State of) 2.75% 20224	$900	898
Maharashtra (State of) 8.12% 2025	INR20,210	322
Maharashtra (State of) 8.51% 2026	14,000	229
Malaysia (Federation of), Series 0612, 3.492% 2020	MYR2,900	721
Malaysia (Federation of), Series 0314, 4.048% 2021	1,900	478
Malaysia (Federation of), Series 0215, 3.795% 2022	17,800	4,410
Malaysia (Federation of), Series 0217, 4.059% 2024	4,000	998
Malaysia (Federation of), Series 0114, 4.181% 2024	2,000	501
Malaysia (Federation of), Series 0316, 3.90% 2026	21,900	5,346
Malaysia (Federation of), Series 0311, 4.392% 2026	4,100	1,035
Malaysia (Federation of), Series 0310, 4.498% 2030	285	71
Malaysia (Federation of), Series 0415, 4.254% 2035	9,200	2,188
Malaysia (Federation of), Series 0615, 4.786% 2035	2,425	598
Morocco (Kingdom of) 4.25% 2022	$1,250	1,321

American Funds Emerging Markets Bond Fund — Page 2 of 7

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
National Highways Authority of India 7.17% 2021	INR30,000	$465
Nigeria (Federal Republic of) 0% 2018	NGN152,000	378
Nigeria (Federal Republic of) 0% 2018	130,000	319
Nigeria (Federal Republic of) 6.75% 2021	$2,700	2,876
Nigeria (Federal Republic of) 6.75% 20214	1,000	1,065
Nigeria (Federal Republic of) 16.39% 2022	NGN250,000	749
Nigeria (Federal Republic of) 14.20% 2024	485,000	1,366
Nigeria (Federal Republic of) 6.50% 20274	$235	246
Nigeria (Federal Republic of) 16.288% 2027	NGN277,300	856
Nigeria (Federal Republic of) 12.40% 2036	260,000	658
Nigeria (Federal Republic of) 7.625% 20474	$205	221
Pakistan (Islamic Republic of) 5.50% 20214	900	912
Pakistan (Islamic Republic of) 5.625% 20224	1,200	1,206
Pakistan (Islamic Republic of) 8.25% 2024	400	443
Pakistan (Islamic Republic of) 8.25% 2025	1,350	1,505
Pakistan (Islamic Republic of) 6.875% 20274	700	705
Panama (Republic of) 4.50% 20473	3,100	3,345
Paraguay (Republic of) 5.00% 20264	1,500	1,616
Paraguay (Republic of) 5.00% 2026	1,500	1,616
Paraguay (Republic of) 4.70% 20274	1,000	1,050
Peru (Republic of) 5.70% 2024	PEN6,000	1,998
Peru (Republic of) 4.125% 2027	$2,965	3,229
Peru (Republic of) 6.35% 2028	PEN8,100	2,739
Peru (Republic of) 6.95% 2031	2,830	998
Peru (Republic of) 6.15% 2032	605	199
Philippines (Republic of the) 3.90% 2022	PHP10,000	198
Poland (Republic of) 4.00% 2024	$2,800	2,991
Poland (Republic of) 3.25% 2026	1,900	1,944
Poland (Republic of), Series 0420, 1.50% 2020	PLN20,000	5,701
Poland (Republic of), Series 0922, 5.75% 2022	7,900	2,593
Poland (Republic of), Series 0726, 2.50% 2026	3,800	1,034
Portuguese Republic 5.125% 2024	$1,000	1,076
Russian Federation 6.70% 2019	RUB233,800	4,060
Russian Federation 7.50% 2021	52,300	924
Russian Federation 7.00% 2023	239,700	4,161
Russian Federation 8.15% 2027	150,000	2,742
Russian Federation 8.50% 2031	295,950	5,569
Russian Federation 5.25% 2047	$3,000	3,146
Saudi Arabia (Kingdom of) 3.25% 20264	200	197
Saudi Arabia (Kingdom of) 3.625% 20284	1,200	1,191
Senegal (Republic of) 6.25% 2024	1,500	1,624
South Africa (Republic of) 4.665% 2024	1,500	1,537
South Africa (Republic of) 2.00% 20252	ZAR7,089	556
South Africa (Republic of), Series R-186, 10.50% 2026	111,600	10,083
South Africa (Republic of), Series R-214, 6.50% 2041	114,695	6,552
South Africa (Republic of), Series R-2048, 8.75% 2048	51,900	3,804
Sri Lanka (Democratic Socialist Republic of) 6.00% 2019	$400	410
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	200	212
Sri Lanka (Democratic Socialist Republic of) 6.825% 20264	1,350	1,489
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	1,000	1,103
Sri Lanka (Democratic Socialist Republic of) 6.20% 20274	1,100	1,163
Thailand (Kingdom of) 1.49% 2019	THB116,800	3,585
Thailand (Kingdom of) 2.55% 2020	52,500	1,652
Thailand (Kingdom of) 3.85% 2025	36,600	1,255
Thailand (Kingdom of) 2.125% 2026	2,400	73

American Funds Emerging Markets Bond Fund — Page 3 of 7

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Turkey (Republic of) 10.50% 2020	TRY1,900	$481
Turkey (Republic of) 9.20% 2021	6,600	1,588
Turkey (Republic of) 8.50% 2022	3,900	910
Turkey (Republic of) 9.50% 2022	5,925	1,433
Turkey (Republic of) 11.00% 2022	975	248
Turkey (Republic of) 2.00% 20242	9,228	2,305
Turkey (Republic of) 5.75% 2024	$1,600	1,697
Turkey (Republic of) 9.00% 2024	TRY11,525	2,677
Turkey (Republic of) 7.375% 2025	$800	923
Turkey (Republic of) 8.00% 2025	TRY6,200	1,329
Turkey (Republic of) 2.70% 20262	6,562	1,724
Turkey (Republic of) 4.25% 2026	$750	717
Turkey (Republic of) 4.875% 2026	3,900	3,856
United Mexican States 4.50% 20252	MXN17,818	972
United Mexican States 4.15% 2027	$930	966
United Mexican States 4.00% 20462	MXN33,854	1,818
United Mexican States 4.60% 2046	$550	544
United Mexican States, Series M, 6.50% 2021	MXN102,200	5,025
United Mexican States, Series M, 6.50% 2022	47,900	2,334
United Mexican States, Series M20, 10.00% 2024	50,000	2,869
United Mexican States, Series M, 5.75% 2026	102,100	4,595
United Mexican States, Series M, 7.50% 2027	37,000	1,862
United Mexican States Government Global, Series A, 5.75% 2110	$450	482
Uruguay (Oriental Republic of) 9.875% 2022	UYU22,538	834
Uruguay (Oriental Republic of) 4.375% 20282,3	32,254	1,292
Uruguay (Oriental Republic of) 8.50% 2028	28,694	998
Zambia (Republic of) 11.00% 2021	ZMW2,170	181
Zambia (Republic of) 11.00% 2021	305	25
Zambia (Republic of) 11.00% 2022	3,700	302
Zambia (Republic of) 8.50% 2024	$450	499
Zambia (Republic of) 13.00% 2026	ZMW5,750	427
Zambia (Republic of) 8.97% 20273	$300	338
		288,893
Corporate bonds & notes 5.47% Energy 3.62%
KazMunayGas National Co JSC 4.75% 2027	2,300	2,429
Petrobras Global Finance Co. 6.125% 2022	715	761
Petrobras Global Finance Co. 4.375% 2023	1,675	1,661
Petrobras Global Finance Co. 6.25% 2024	25	27
Petrobras Global Finance Co. 5.299% 20254	850	854
Petrobras Global Finance Co. 8.75% 2026	1,000	1,197
Petrobras Global Finance Co. 5.625% 2043	325	292
Petrobras Global Finance Co. 6.85% 2115	205	198
Petróleos Mexicanos 6.375% 2021	40	43
Petróleos Mexicanos 5.375% 20224	475	505
Petróleos Mexicanos 7.19% 2024	MXN13,770	624
Petróleos Mexicanos 6.875% 2026	$950	1,079
Petróleos Mexicanos 7.47% 2026	MXN42,900	1,928
Petróleos Mexicanos 5.625% 2046	$225	209
YPF SA 8.50% 2025	200	232
		12,039

American Funds Emerging Markets Bond Fund — Page 4 of 7

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities 1.50%	Principal amount (000)	Value (000)
Cemig Geracao e Transmissao SA 9.25% 20244	$420	$454
Colbun SA 3.95% 20274	670	670
Enersis Américas SA 4.00% 2026	615	627
State Grid Overseas Investment Ltd. 3.50% 20274	3,230	3,248
		4,999
Materials 0.35%
Vale SA 6.25% 2026	800	929
Vale SA 6.875% 2036	95	117
Vale SA 6.875% 2039	100	123
		1,169
Total corporate bonds & notes		18,207
U.S. Treasury bonds & notes 0.27% U.S. Treasury 0.27%
U.S. Treasury 0.625% 20185	900	896
Total U.S. Treasury bonds & notes		896
Total bonds, notes & other debt instruments (cost: $303,495,000)		307,996
Short-term securities 6.42%
Argentinian Treasury Bills 2.14%–2.73% due 5/11/2018–7/13/2018	721	712
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.49% due 1/10/2018	6,000	5,997
Egyptian Treasury Bills 15.41%–17.40% due 1/9/2018–5/8/2018	EGP113,750	6,221
General Electric Co. 1.42% due 1/2/2018	$4,950	4,949
Nigerian Treasury Bills 16.65%–17.91% due 3/8/2018–9/13/2018	NGN1,349,225	3,502
Total short-term securities (cost: $21,292,000)		21,381
Total investment securities 98.90% (cost: $324,787,000)		329,377
Other assets less liabilities 1.10%		3,662
Net assets 100.00%		$333,039

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD1,666	MXN30,200	JPMorgan Chase	1/4/2018	$131
USD627	BRL2,050	JPMorgan Chase	1/5/2018	9
USD325	INR21,000	Citibank	1/5/2018	(4)
USD1,880	TRY7,550	Bank of America, N.A.	1/5/2018	(108)
USD1,535	ZAR21,700	UBS AG	1/5/2018	(216)
USD458	INR29,700	HSBC Bank	1/8/2018	(6)
MXN15,536	USD830	JPMorgan Chase	1/10/2018	(42)
USD803	ILS2,800	JPMorgan Chase	1/11/2018	(2)
MXN10,212	USD545	Bank of America, N.A.	1/11/2018	(27)
USD3,590	BRL11,900	JPMorgan Chase	1/16/2018	11
USD1,180	BRL3,900	JPMorgan Chase	1/16/2018	7
USD386	INR25,000	Bank of America, N.A.	1/16/2018	(5)
USD1,315	INR84,900	Citibank	1/16/2018	(13)

American Funds Emerging Markets Bond Fund — Page 5 of 7

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 12/31/2017 (000)
Purchases (000)	Sales (000)
USD606	IDR8,258,500	Citibank	1/22/2018	$(1)
USD3,826	ZAR49,000	JPMorgan Chase	1/29/2018	(114)
USD1,116	ZAR14,300	Goldman Sachs	3/23/2018	(26)
USD1,053	INR69,900	Citibank	3/26/2018	(31)
USD121	EUR100	Bank of America, N.A.	12/13/2018	(2)
USD1,407	EUR1,170	Bank of America, N.A.	12/13/2018	(30)
				$(469)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 12/31/2017 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 12/31/2017 (000)
8.74%	DI-OVER-EXTRA Grupo	1/4/2021	BRL8,200	$(6)	$—	$(6)
3-month USD-LIBOR	2.4775%	5/25/2047	$1,500	19	—	19
					$—	$13

1	Coupon rate may change periodically.
2	Index-linked bond whose principal amount moves with a government price index.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $40,517,000, which represented 12.17% of the net assets of the fund.
5	A portion of this security was pledged as collateral. The total value of pledged collateral was $255,000, which represented .08% of the net assets of the fund.

Key to abbreviations and symbols
ARS = Argentine pesos	MXN = Mexican pesos
BRL = Brazilian reais	MYR = Malaysian ringgits
CLP = Chilean pesos	NGN = Nigerian naira
COP = Colombian pesos	PEN = Peruvian nuevos soles
DI-OVER-EXTRA Grupo = Overnight Brazilian Interbank Deposit Rate	PHP = Philippine pesos
DOP = Dominican pesos	PLN = Polish zloty
EGP = Egyptian pounds	RUB = Russian rubles
EUR/€ = Euros	THB = Thai baht
GHS = Ghanaian cedi	TRY = Turkish lira
IDR = Indonesian rupiah	USD/$ = U.S. dollars
ILS = Israeli shekels	UYU = Uruguayan pesos
INR = Indian rupees	ZAR = South African rand
KES = Kenyan shillings	ZMW = Zambian kwacha
LIBOR = London Interbank Offered Rate

American Funds Emerging Markets Bond Fund — Page 6 of 7

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-114-0218O-S61899	American Funds Emerging Markets Bond Fund — Page 7 of 7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of American Funds Emerging Markets Bond Fund (the “Fund”), as of December 31, 2017, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 16, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS EMERGING MARKETS BOND FUND

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: February 28, 2018

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2018